                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number  811-0234

                        Seligman Common Stock Fund, Inc.
               (Exact name of Registrant as specified in charter)

                                 100 Park Avenue
                            New York, New York 10017
               (Address of principal executive offices) (Zip code)

                                Lawrence P. Vogel
                                 100 Park Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code:               (212) 850-1864

Date of fiscal year end:                 12/31

Date of reporting period:                12/31/03

ITEM 1.  REPORT TO STOCKHOLDERS.

         SELIGMAN COMMON STOCK FUND, INC.
         Annual Report December 31, 2003

Seligman
Common Stock Fund, Inc.

Annual Report December 31, 2003 Seeking Total Return Through a Combination of Capital Appreciation and Current Income

Seligman
140 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 140 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929—today, one of the nation’s largest diversified publicly-traded closed-end equity investment companies—Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

Table of Contents

To The Shareholders	1

Interview With Your
Portfolio Team	2

Performance Overview	4

Portfolio Overview	7

Portfolio of Investments	9

Statement of Assets
and Liabilities	13

Statement of
Operations	14

Statements of
Changes in Net Assets	15

Notes to Financial
Statements	16

Financial Highlights	22

Report of
Independent Auditors	27

Directors and Officers	28

Required Federal Income
Tax Information	31

Glossary of
Financial Terms	32

For More Information	back
cover

To The Shareholders

Your annual shareholder report for Seligman Common Stock Fund, Inc. follows this letter. This report contains an interview with your Fund’s portfolio team, as well as investment results and financial statements, including a portfolio of investments.

For the year ended December 31, 2003, Seligman Common Stock Fund, Inc. posted a total return of 23.11% based on the net asset value of Class A shares. During the same time period, the Fund’s peers, as measured by the Lipper Large Cap Core Funds Average, delivered a total return of 25.53%, and the S&P 500 returned 28.67%.

As you are probably aware, the mutual fund industry has been dealing with the issue of market timing and other disruptive or illegal trading practices in mutual fund shares. J. & W. Seligman & Co. Incorporated, which manages a family of mutual funds, including your Fund, has conducted an extensive internal review regarding these matters, the results of which have been previously reported to shareholders. For more information, please visit the Seligman website, www.seligman.com.*

We thank you for your continued support of Seligman Common Stock Fund, Inc. and look forward to serving your investment needs for many years to come.

By Order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

February 20, 2004

*	The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.

Interview With Your Portfolio Team

Q:	How did Seligman Common Stock Fund, Inc. perform during the year ended December 31, 2003?
A:	Seligman Common Stock Fund, Inc. delivered a total return of 23.11% based on the net asset value of Class A shares for the year ended December 31, 2003. During the same time period, the S&P 500 returned 28.67%, and the Fund’s peers, as measured by the Lipper Large Cap Core Funds Average, posted a total return of 25.53%.

Q:	What market conditions and events materially affected the Fund’s performance during the period?
A:	In 2003, the stock market seemed at long last to benefit from the accommodative fiscal and monetary policy of recent years. All sectors of the market posted gains for the year. Geopolitical tensions in the first quarter of the year weighed heavily on the market initially, but beginning in mid-March, the market began to see substantial upward momentum, which lasted throughout the remainder of the year. The combination of income tax reductions, the decrease in the dividend tax, historically low interest rates, and the Federal Reserve Board’s expansion of the money supply was also positive for equities. Gross domestic product (GDP) growth improved markedly, particularly in the third quarter of 2003. Moving into the fourth quarter of 2003, leading economic indicators appeared to be heading upward, as did industrial production.

With this stimulative backdrop, consumer spending continued strong in 2003, despite the downward trend of consumer sentiment prior to the Iraq war. Furthermore, with the relatively quick end to major hostilities in Iraq, consumer sentiment rose even higher.

Meanwhile, lower interest rates were also working in the consumer’s favor, as home mortgage refinancings continued to surge, enhancing liquidity and spending.
Q:	What investment strategies or techniques materially affected the Fund’s performance during the period?
A:	The Fund’s investments in the information technology sector contributed significantly to performance on an absolute basis, as this was the best-performing sector in the S&P 500. However, many of the more speculative technology companies led the sector’s performance in 2003. Since the Fund does not typically invest in these types of companies, our relative performance lagged that of the benchmark.

The Fund’s absolute and relative performance was helped by holdings in the consumer discretionary sector. We liked this sector from a fundamental standpoint and thought the market had not yet appreciated what we saw as underlying strength. We took advantage of attractive valuations and overweighted the sector. This overweighting, coupled with sound stock selection, produced strong returns for the portfolio as consumer discretionary outperformed other areas of the market.

Financial stocks were a strong positive in terms of results for the year, as this sector performed well. The Fund’s portfolio was overweighted in this sector, which led to outperformance relative to the benchmark S&P 500 in this area. The Fund was opportunistic and took advantage during periods of price weakness due to concerns about restructuring in the industry and increasing commitments in certain large financial companies. When these stocks rebounded, the

Interview With Your Portfolio Team

Fund benefited from these enlarged commitments, significantly aiding overall investment results.
Finally, the Fund’s performance was penalized by the consumer staples sector, where the Fund underperformed the S&P 500. The telecommunications services sector, while representing only a small portion of the Fund’s portfolio, was a negative in terms of absolute and relative performance. Early in the year, our overweighting proved premature. When sector performance finally improved, our portfolio position had been pared so that the overall results proved negative. Stock selection in the utilities sector also detracted significantly from performance.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

A Team Approach

Seligman Common Stock Fund, Inc. is managed by Seligman’s Core Investment Team, headed by Richard R. Schmaltz. He is assisted in the management of the Fund by a group of seasoned research professionals who are responsible for identifying companies in specific industry groups that offer the greatest total return potential, consistent with the Fund’s objective. Team members include Eric Almeraz, Claudia Francois, David Levy (trader), Michael McGarry, Edward Mehalick, Brian Turner, and Nancy Wu.

Performance Overview

This chart compares $10,000 hypothetical investments in Seligman Common Stock Fund Class A, with and without the initial 4.75% maximum sales charge, and Class D, without sales charge, to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500) for the 10-year period ended December 31, 2003. Calculations assume reinvestment of distributions. The performances of Seligman Common Stock Fund Class B, Class C, Class I, and Class R, which commenced on later dates, are not shown in this chart but are included in the table on page 5. This chart does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results. It is important to keep in mind that the S&P 500 excludes the effect of taxes, fees and sales charges.

The performances of Class B, Class C, Class I, and Class R will differ from the performance shown for Class A and Class D, based on the differences in sales charges and fees paid by shareholders. An investment in the Fund is subject to certain risks, including possible loss of principal. The rates of return will vary and principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original investment.

Net Asset Value Per Share
	12/31/03	6/30/03	12/31/02

Class A	$10.42	$9.13	$8.49

Class B	10.25	9.00	8.39

Class C	10.26	9.00	8.39

Class D	10.25	9.00	8.39

Class I	10.44	9.15	8.49

Class R	10.42	9.13	n/a

Dividend, Yield and Capital Gain
Information Per Share‡
For the Year Ended December 31, 2003

Dividends Paid		SEC YieldØ	Capital Gain

Class A	$0.030	0.05%	Realized	$0.016

Class B	—	—	Unrealized	1.306	‡‡

Class C	—	—

Class D	—	—

Class I	0.060	0.46

Class R	0.015	—

‡	Information does not reflect the effect of capital loss carryforwards that are available to offset these and future capital gains. See Note 6 to Financial Statements.
‡‡	Represents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 2003.
Ø	Current yield, representing the annualized yield for the 30-day period ended December 31, 2003, has been computed in accordance with SEC regulations and will vary.

Performance Overview

Investment Results

Total Returns
For Periods Ended December 31, 2003

			Average Annual

		Class R				Class B	Class C	Class I
		Since				Since	Since	Since
	Six	Inception	One	Five	Ten	Inception	Inception	Inception
	Months*	4/30/03*	Year	Years	Years	4/22/96	5/27/99	11/30/01

Class A**

With Sales Charge	8.82%	n/a	17.31%	(6.58)%	4.13%	n/a	n/a	n/a

Without Sales Charge	14.30	n/a	23.11	(5.67)	4.63	n/a	n/a	n/a

Class B**

With CDSCØ	8.89	n/a	17.17	(6.72)	n/a	n/a	n/a	n/a

Without CDSC	13.89	n/a	22.17	(6.38)	n/a	1.50%	n/a	n/a

Class C**

With Sales Charge
and CDSC†	11.88	n/a	20.14	n/a	n/a	n/a	(7.58)%	n/a

Without Sales Charge
and CDSC	14.00	n/a	22.29	n/a	n/a	n/a	(7.38)	n/a

Class D**

With 1% CDSC	12.89	n/a	21.17	n/a	n/a	n/a	n/a	n/a

Without CDSC	13.89	n/a	22.17	(6.41)	3.77	n/a	n/a	n/a

Class I**	14.49	n/a	23.72	n/a	n/a	n/a	n/a	(3.95)%

Class R**

With 1% CDSC	13.30	19.50%	n/a	.n/a	n/a	n/a	n/a	n/a

Without CDSC	14.30	20.50	n/a	n/a	n/a	n/a	n/a	n/a

Lipper Large Cap Core
Funds Average***	13.71	20.52	25.53	(1.79)	8.77	6.43 ††	(2.74)	(1.86)

S&P 500***	15.14	22.75	28.67	(0.57)	11.06	8.96	(1.63)	0.54

The rates of return will vary and the principal value of an investment will fluctuate. Performance data quoted represent changes in price and assume that all distributions within the periods are invested in additional shares. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance shown above. With respect to Class I shares, the Manager voluntarily reimbursed certain expenses in 2002 and 2001. Absent such reimbursements, returns that include these periods would be lower.

*	Returns for periods of less than one year are not annualized
**	Return figures reflect any change in price per share and assume the reinvestment of all distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are
(Continued on page 6.)

Performance Overview
(Continued from page 5.)
calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on certain redemptions made within one year of purchase. Returns for Class I shares are calculated without any sales charges.
***	The Lipper Average and the S&P 500 are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and sales charges. The S&P 500 also excludes the effect of fees. The Lipper Average is an average of US mutual funds that invest primarily in large-cap stocks and that have an average price-to-earnings ratio relative to the S&P 500. The S&P 500 measures the performance of 500 of the largest US companies based on market capitalizations. Investors cannot invest directly in an index.
Ø	The CDSC is 5% for periods of one year or less and 2% for the five-year period.
†	The CDSC is 1% for periods up to 18 months.
††	From April 25, 1996.

Portfolio Overview

Diversification of Net Assets
December 31, 2003

				Percent of Net Assets
				December 31,

	Issues	Cost	Value	2003	2002

Common Stocks:

Automobiles and Components	1	$2,268,129	$3,212,465	1.0	0.8

Banks	6	16,221,669	19,269,713	6.1	8.5

Capital Goods	8	27,538,801	32,288,379	10.2	7.1

Chemicals	1	3,079,733	3,583,160	1.1	1.2

Commercial Services and Supplies	1	3,237,495	3,238,700	1.0	—

Communications Equipment	1	2,547,863	4,307,418	1.4	2.1

Computers and Peripherals	3	12,320,871	13,725,462	4.4	3.3

Consumer Durables and Apparel	1	1,850,283	2,564,252	0.8	1.9

Consumer Staples	5	25,998,167	28,078,419	8.9	10.4

Diversified Financials	8	27,174,742	32,348,871	10.3	8.4

Electronic Equipment and Instruments	1	2,941,661	3,228,181	1.0	—

Energy	10	20,202,385	23,419,394	7.4	6.4

Health Care Equipment and Services	6	7,149,702	8,021,901	2.6	3.5

Hotels, Restaurants and Leisure	3	7,914,792	10,830,081	3.4	1.4

Insurance	5	15,472,352	16,918,247	5.4	5.1

Media	4	10,185,478	12,086,396	3.8	3.4

Metals and Mining	2	6,326,640	7,013,171	2.2	—

Paper and Forest Products	1	4,221,585	5,076,480	1.6	2.1

Pharmaceuticals and Biotechnology	14	27,076,476	29,418,753	9.3	8.8

Real Estate	1	2,345,720	2,332,200	0.7	—

Retailing	5	9,435,267	10,588,828	3.4	7.7

Semiconductors and
Semiconductor Equipment	3	9,173,559	11,332,522	3.6	2.3

Software and Services	5	20,338,535	21,593,207	6.8	3.5

Telecommunication Services	—	—	—	—	4.0

Transportation	—	—	—	—	1.3

Utilities	1	1,884,616	2,096,125	0.7	5.5

	96	266,906,521	306,572,325	97.1	98.7

Short-Term Holding and
Other Assets Less Liabilities	1	9,168,905	9,168,905	2.9	1.3

Net Assets	97	$276,075,426	$315,741,230	100.0	100.0

Largest Industries
December 31, 2003

Portfolio Overview

Largest Portfolio Changes
During Past Six Months

Largest Purchases	Largest Sales

Goldman Sachs Group*	Bear Stearns**

Freeport-McMoRan Copper & Gold (Class B)*	Bank of America

Merrill Lynch	J.P. Morgan Chase

Prudential Financial*	American Express

Exxon Mobil	W.R. Berkley**

Dean Foods*	Air Products & Chemicals**

International Business Machines	Sun Microsystems**

ServiceMaster*	Limited Brands**

Symantec*	Devon Energy**

L-3 Communications Holdings*	Citigroup

Largest portfolio changes from the previous period to the current period are based on cost of purchases and pro-
ceeds from sales of securities, listed in descending order.

* Position added during the period.
** Position eliminated during the period.

Largest Portfolio Holdings
December 31, 2003

Security	Value	Percent of Net Assets

Citigroup	$11,456,702	3.6

Microsoft	10,227,326	3.2

Altria Group	9,512,616	3.0

General Electric	9,269,526	2.9

Pfizer	8,763,183	2.8

Exxon Mobil	8,635,830	2.7

Wal-Mart Stores	7,446,628	2.4

American International Group	6,455,672	2.0

International Business Machines	6,364,336	2.0

Merrill Lynch	6,199,305	2.0

Portfolio of Investments
December 31, 2003

	Shares	Value
Common Stocks 97.1%

Automobiles and Components 1.0%

Lear	52,380	$3,212,465

Banks 6.1%

Bank of America	28,080	2,258,474

Fannie Mae	35,600	2,672,136

Freddie Mac	30,900	1,802,088

Radian Group	39,790	1,939,763

U.S. Bancorp	181,350	5,400,603

Wachovia	111,540	5,196,649

		19,269,713

Capital Goods 10.2%

Deere	32,200	2,094,610

General Dynamics	36,300	3,281,157

General Electric	299,210	9,269,526

Illinois Tool Works	51,860	4,351,573

L-3 Communications Holdings*	64,600	3,317,856

Masco	100,200	2,746,482

Parker Hannifin	32,100	1,909,950

Tyco International	200,650	5,317,225

		32,288,379

Chemicals 1.1%

Praxair	93,800	3,583,160

Commercial Services and Supplies 1.0%

ServiceMaster	278,000	3,238,700

Communications Equipment 1.4%

Cisco Systems*	177,260	4,307,418

Computers and Peripherals 4.4%

Dell*	150,240	5,100,648

Hewlett-Packard	98,410	2,260,478

International Business Machines	68,670	6,364,336

		13,725,462

Consumer Durables and Apparel 0.8%

Pulte Homes	27,390	2,564,252

See footnotes on page 12.

Portfolio of Investments
December 31, 2003

	Shares	Value
Consumer Staples 8.9%

Altria Group	174,800	$9,512,616

Dean Foods*	119,700	3,934,539

PepsiCo	64,300	2,997,666

Procter & Gamble	41,920	4,186,970

Wal-Mart Stores	140,370	7,446,628

		28,078,419

Diversified Financials 10.3%

American Express	40,880	1,971,642

Capital One Financial	17,700	1,084,833

Citigroup	236,026	11,456,702

Goldman Sachs Group	56,720	5,599,966

MBNA	44,700	1,110,795

Merrill Lynch	105,700	6,199,305

J.P. Morgan Chase	44,250	1,625,302

Morgan Stanley	57,030	3,300,326

		32,348,871

Electronic Equipment and Instruments 1.0%

Jabil Circuit*	114,070	3,228,181

Energy 7.4%

BP (ADR) (United Kingdom)	61,200	3,020,220

ChevronTexaco	27,350	2,362,766

ConocoPhillips	33,242	2,179,678

Exxon Mobil	210,630	8,635,830

Noble*	25,600	915,968

Noble Energy	40,500	1,799,415

Occidental Petroleum	43,270	1,827,725

Rowan Companies*	52,950	1,226,851

Transocean*	14,100	338,541

Weatherford International*	30,900	1,112,400

		23,419,394

Health Care Equipment and Services 2.6%

Aetna	41,200	2,784,296

Anthem*	11,700	877,500

Laboratory Corporation of America Holdings*	22,500	831,375

McKesson	21,700	697,872

Medtronic	38,800	1,886,068

St. Jude Medical*	15,400	944,790

		8,021,901

See footnotes on page 12.

Portfolio of Investments
December 31, 2003

	Shares	Value
Hotels, Restaurants and Leisure 3.4%

International Game Technology	86,600	$3,091,620

Royal Caribbean Cruises	140,660	4,893,561

Wendy’s International	72,500	2,844,900

		10,830,081

Insurance 5.4%

American International Group	97,400	6,455,672

Hartford Financial Services Group	30,030	1,772,671

PartnerRe	45,000	2,612,250

Prudential Financial	106,700	4,456,859

XL Capital (Class A)	20,900	1,620,795

		16,918,247

Media 3.8%

Clear Channel Communications	75,300	3,526,299

Time Warner*	174,400	3,137,456

Tribune	64,400	3,323,040

Univision Communications (Class A)*	52,900	2,099,601

		12,086,396

Metals and Mining 2.2%

BHP Billiton (ADR) (Australia)	95,900	1,751,134

Freeport-McMoRan Copper & Gold (Class B)	124,900	5,262,037

		7,013,171

Paper and Forest Products 1.6%

Weyerhaeuser	79,320	5,076,480

Pharmaceuticals and Biotechnology 9.3%

Amgen*	13,100	809,580

Aventis (ADR) (France)	26,400	1,749,264

Biogen Idec*	33,185	1,220,710

Forest Laboratories*	23,800	1,470,840

Genta*	46,300	482,446

Gilead Sciences*	5,200	302,354

Johnson & Johnson	91,350	4,719,141

MedImmune*	33,400	849,028

Novartis (ADR) (Switzerland)	74,500	3,418,805

Onyx Pharmaceuticals*	17,500	494,900

Pfizer	248,038	8,763,183

Teva Pharmaceutical Industries (ADR) (Israel)	32,890	1,865,027

Watson Pharmaceuticals*	18,100	832,600

Wyeth	57,500	2,440,875

		29,418,753

See footnotes on page 12.

Portfolio of Investments
December 31, 2003

	Shares or
	Principal Amount		Value
Real Estate 0.7%

Apartment Investment & Management (Class A)	67,600	shs.	$2,332,200

Retailing 3.4%

Advance Auto Parts*	23,000		1,872,200

eBay*	62,260		4,022,930

Kohl’s*	10,800		485,352

Michaels Stores	69,930		3,090,906

Target	29,100		1,117,440

			10,588,828

Semiconductors and Semiconductor Equipment 3.6%

Intel	163,160		5,230,094

National Semiconductor*	87,600		3,452,316

Taiwan Semiconductor Manufacturing (ADR) (Taiwan)	258,800		2,650,112

			11,332,522

Software and Services 6.8%

Electronic Arts*	60,800		2,906,544

Microsoft	371,700		10,227,326

Oracle*	260,500		3,439,902

Symantec*	95,400		3,300,363

Synopsys*	50,800		1,719,072

			21,593,207

Utilities 0.7%

Duke Energy	102,500		2,096,125

Total Common Stocks (Cost $266,906,521)			306,572,325

Repurchase Agreement 3.0%

State Street Bank & Trust 0.72%, dated 12/31/03, maturing
1/2/04, in the amount of $9,640,386, collateralized by:
$9,090,000 US Treasury Notes 5%, 2/15/11, with a fair
market value of $9,930,825 (Cost $9,640,000)	$9,640,000		9,640,000

Total Investments (Cost $276,546,521) 100.1%			316,212,325

Other Assets Less Liabilities (0.1)%			(471,095)

Net Assets 100.0%			$315,741,230

* Non-income producing security.
ADR – American Depository Receipts.
See Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 2003

Assets:

Investments, at value:

Common Stocks (cost $266,906,521)	$306,572,325

Repurchase agreement (cost $9,640,000)	9,640,000	$316,212,325

Cash		91,214

Receivable for dividends and interest		328,332

Investment in, and expenses prepaid to, shareholder service agent		142,090

Receivable for Capital Stock sold		68,412

Other		19,992

Total Assets		316,862,365

Liabilities:

Payable for Capital Stock repurchased		718,726

Management fee payable		171,809

Distribution and service fees payable		96,146

Accrued expenses and other		134,454

Total Liabilities		1,121,135

Net Assets		315,741,230

Composition of Net Assets:

Capital Stock, at par ($0.50 par value; 500,000,000 shares authorized;
30,360,829 shares outstanding):

Class A		$ 13,034,854

Class B		795,727

Class C		325,208

Class D		868,252

Class I		156,288

Class R		86

Additional paid-in capital		336,281,713

Dividends in excess of net investment income		(43,689)

Accumulated net realized loss		(75,343,013)

Net unrealized appreciation of investments		39,665,804

Net Assets		$315,741,230

Net Asset Value Per Share:

Class A ($271,691,931 ÷ 26,069,708)		$10.42

Class B ($16,311,924 ÷ 1,591,453)		$10.25

Class C ($6,670,678 ÷ 650,415)		$10.26

Class D ($17,800,360 ÷ 1,736,503)		$10.25

Class I ($3,264,534 ÷ 312,577)		$10.44

Class R ($1,803 ÷ 173)		$10.42

See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 2003

Investment Income:

Dividends (net of foreign taxes withheld of $23,626)	$ 4,969,725

Interest	68,992

Total Investment Income	5,038,717

Expenses:

Management fee	1,931,270

Distribution and service fees	998,406

Shareholder account services	907,306

Registration	97,701

Custody and related services	95,423

Auditing and legal fees	74,111

Shareholder reports and communications	53,327

Directors’ fees and expenses	24,796

Miscellaneous	11,596

Total Expenses	4,193,936

Net Investment Income	844,781

Net Realized and Unrealized Gain on Investments:

Net realized gain on investments	476,187

Net change in unrealized depreciation of investments	60,894,834

Net Gain on Investments	61,371,021

Increase in Net Assets from Operations	$62,215,802

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended December 31,

	2003	2002

Operations:

Net investment income	$844,781	$1,441,714

Net realized gain (loss) on investments	476,187	(38,761,000)

Net change in unrealized appreciation (depreciation) of investments	60,894,834	(78,997,268)

Increase (Decrease) in Net Assets from Operations	62,215,802	(116,316,554)

Distributions to Shareholders:

Net investment income:

Class A	(813,904)	(1,588,287)

Class I	(18,064)	(30,407)

Class R	(2)	—

Decrease in Net Assets from Distributions	(831,970)	(1,618,694)

Capital Share Transactions:

Net proceeds from sales of shares	15,665,089	12,218,751

Investment of dividends	497,272	933,309

Exchanged from associated funds	5,120,449	24,762,135

Total	21,282,810	37,914,195

Cost of shares repurchased	(59,123,284)	(70,918,753)

Exchanged into associated funds	(5,304,454)	(29,683,967)

Total	(64,427,738)	(100,602,720)

Decrease in Net Assets from Capital Share Transactions	(43,144,928)	(62,688,525)

Increase (Decrease) in Net Assets	18,238,904	(180,623,773)

Net Assets:

Beginning of year	297,502,326	478,126,099

End of Year (net of dividends in excess of net investment income
of $43,689 and $42,189, respectively)	$315,741,230	$297,502,326

See Notes to Financial Statements.

Notes to Financial Statements

1.	Multiple Classes of Shares — Seligman Common Stock Fund, Inc. (the “Fund”) offers the following six classes of shares:
Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase.

Class C shares are sold primarily with an initial sales charge of up to 1% and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Effective November 25, 2003, Class C shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees.
Class R shares became effective on April 30, 2003, are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation — Investments in common stocks and convertible issues are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.	Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

16

Notes to Financial Statements
c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis.

d.	Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the “Manager”). Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.

e.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2003, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

f.	Distributions to Shareholders — The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

3.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding options and short-term investments, for the year ended December 31, 2003, amounted to $404,596,828 and $453,547,563, respectively.

At December 31, 2003, the cost of investments for federal income tax purposes was $276,615,011. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales in the amount of $68,490. The tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $41,447,538 and $1,850,224, respectively.

4.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.65% per annum of the first $1 billion of the Fund’s average daily net assets, 0.60% per annum of the next $1 billion of the Fund’s average daily net assets, and 0.55% per annum of the Fund’s average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.65% per annum of the Fund’s average daily net assets.

Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $4,872, from sales of Class A shares. Commissions of $37,958 and $9,075 were paid to dealers from sales of Class A and Class C shares, respectively.
17

Notes to Financial Statements

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2003, fees incurred under the Plan aggregated $609,324 or 0.24% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares, and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

For the year ended December 31, 2003, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $151,538, $62,324, and $175,215, respectively. For the period April 30, 2003 to December 31, 2003, fees incurred in respect of Class R shares were $5, equivalent to 0.50% per annum of average daily net assets.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D and Class R shares. For the year ended December 31, 2003, such charges amounted to $15,069.

The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments and distribution fees retained by the Distributor, for the year ended December 31, 2003, amounted to $2,819.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 2003, Seligman Services, Inc. received commissions of $2,094 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $116,055, pursuant to the Plan.

Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $907,306 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Notes to Financial Statements
Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of December 31, 2003, the Fund’s potential obligation under the Guaranties is $206,100. As of December 31, 2003, no event has occured which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

The Fund’s investment in Seligman Data Corp. is recorded at a cost of $22,506.
Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.
The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have the deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses and the accumulated balance thereof at December 31, 2003, of $55,275 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

5.	Committed Line of Credit — Effective January 16, 2004, the Fund is a participant in a joint $445 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. At December 31, 2003, the committed line of credit was $420 million. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2004, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2003, the Fund did not borrow from the credit facility.

6.	Capital Loss Carryforward and Other Tax Adjustments — At December 31, 2003, the Fund had a capital loss carryforward for federal income tax purposes of $75,274,523, which is available for offset against future taxable net capital gains, with $36,539,564 expiring in 2009, $33,227,305 expiring in 2010 and $5,507,654 expiring in 2011. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

19

Notes to Financial Statements

7.	Capital Share Transactions — The Fund has authorized 500,000,000 shares of $0.50 par value Capital Stock. Transactions in shares of Capital Stock were as follows:
	Year Ended December 31,

Class A	2003		2002

	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	1,297,050	$12,443,266	788,487	$7,870,481

Investment of dividends	49,420	479,205	95,442	902,898

Exchanged from associated funds	254,113	2,329,327	1,926,364	19,044,068

Total	1,600,583	15,251,798	2,810,293	27,817,447

Cost of shares repurchased	(5,210,686)	(48,262,385)	(5,544,557)	(54,902,795)

Exchanged into associated funds	(370,003)	(3,345,786)	(2,349,921)	(23,547,624)

Transferred to Class I	—	—	(346,547)	(3,801,624)

Total	(5,580,689)	(51,608,171)	(8,241,025)	(82,252,043)

Decrease	(3,980,106)	$(36,356,373)	(5,430,732)	$(54,434,596)

Class B	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	81,362	$717,387	83,979	$842,354

Exchanged from associated funds	132,116	1,202,682	246,687	2,428,206

Total	213,478	1,920,069	330,666	3,270,560

Cost of shares repurchased	(367,626)	(3,263,333)	(473,695)	(4,656,150)

Exchanged into associated funds	(97,625)	(845,751)	(244,818)	(2,372,852)

Total	(465,251)	(4,109,084)	(718,513)	(7,029,002)

Decrease	(251,773)	$(2,189,015)	(387,847)	$(3,758,442)

Class C	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	110,163	$988,877	137,367	$1,450,555

Exchanged from associated funds	79,760	718,423	178,379	1,742,427

Total	189,923	1,707,300	315,746	3,192,982

Cost of shares repurchased	(235,133)	(2,120,134)	(349,736)	(3,396,903)

Exchanged into associated funds	(40,816)	(354,479)	(154,600)	(1,462,644)

Total	(275,949)	(2,474,613)	(504,336)	(4,859,547)

Decrease	(86,026)	$(767,313)	(188,590)	$(1,666,565)

Class D	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	110,580	$985,393	134,243	$1,326,342

Exchanged from associated funds	97,765	870,017	162,619	1,547,434

Total	208,345	1,855,410	296,862	2,873,776

Cost of shares repurchased	(566,793)	(5,086,935)	(694,419)	(6,818,101)

Exchanged into associated funds	(86,307)	(758,438)	(236,266)	(2,300,847)

Total	(653,100)	(5,845,373)	(930,685)	(9,118,948)

Decrease	(444,755)	$(3,989,963)	(633,823)	$(6,245,172)

Notes to Financial Statements

	Year Ended December 31,

	2003		2002

Class I	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	56,849	$528,666	73,088	$729,019

Investment of dividends	1,842	18,064	3,124	30,411

Transferred from Class A	—	—	346,547	3,801,624

Total	58,691	546,730	422,759	4,561,054

Cost of shares repurchased	(45,056)	(390,497)	(125,650)	(1,144,804)

Increase	13,635	$156,233	297,109	$3,416,250

	April 30, 2003* to
	December 31, 2003

Class R	Shares	Amount

Net proceeds from sales of shares	173	$1,500

Investment of dividends	—	3

Increase	173	$1,503

* Commencement of offering of shares.

8.	Other Matters— The Manager has been conducting an extensive internal review in response to recent developments regarding disruptive or illegal trading practices within the mutual fund industry. The Manager’s review noted one market timing relationship that was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced in September 2003. Additionally, the Manager identified three other market timing arrangements, all of which had been terminated, the most recent in September 2002. The Manager is confident that any financial impact of these arrangements on any Seligman Fund was minimal. The Securities and Exchange Commission (the “SEC”) and the Attorney General of the State of New York also are reviewing these matters.

In connection with the Manager’s internal review, the Manager has also reviewed its practice of placing some of the Seligman Equity Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman Funds. This is a common practice and permissible when done properly. Although the Manager believes that the execution of all such orders was consistent with its best execution obligations, the Manager may have violated applicable requirements for certain of such orders as a result of compensation arrangements that the Distributor had with certain brokerage firms. The Manager is confident that the Seligman Equity Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions. The Manager is also responding to information requests from the SEC relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions.

The Independent Directors of the Board of the Fund have been reviewing, and will continue to review, the foregoing matters. If the Fund has incurred financial harm as a result of violations of law or internal policies by the Manager or its personnel, the Manager will make restitution to the Fund.

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

CLASS A

	Year Ended December 31,

	2003	2002	2001	2000	1999

Per Share Data:

Net Asset Value, Beginning of Year	$8.49	$11.55	$13.41	$14.93	$15.77

Income (Loss) from
Investment Operations:

Net investment income	0.03	0.05	0.06	0.08	0.23

Net realized and unrealized gain (loss)
on investments	1.93	(3.06)	(1.86)	(1.36)	0.39

Total from
Investment Operations	1.96	(3.01)	(1.80)	(1.28)	0.62

Less Distributions:

Dividends from net investment income	(0.03)	(0.05)	(0.06)	(0.07)	(0.23)

Distributions from net realized
capital gains	—	—	—	(0.17)	(1.23)

Total Distributions	(0.03)	(0.05)	(0.06)	(0.24)	(1.46)

Net Asset Value, End of Year	$10.42	$ 8.49	$11.55	$13.41	$14.93

Total Return:	23.11%	(26.10)%	(13.40)%	(8.67)%	3.82%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$271,692	$255,027	$409,769	$550,547	$684,874

Ratio of expenses to average net assets	1.31%	1.31%	1.18%	1.12%	1.13%

Ratio of net investment income
to average net assets	0.38%	0.48%	0.54%	0.52%	1.49%

Portfolio turnover rate	140.33%	174.50%	105.62%	61.27%	70.72%

See footnotes on page 26.

Financial Highlights

CLASS B

	Year Ended December 31,

	2003	2002	2001	2000	1999

Per Share Data:

Net Asset Value, Beginning of Year	$8.39	$11.44	$13.30	$14.85	$15.71

Income (Loss) from
Investment Operations:

Net investment income (loss)	(0.03)	(0.03)	(0.03)	(0.04)	0.11

Net realized and unrealized gain (loss)
on investments	1.89	(3.02)	(1.83)	(1.34)	0.38

Total from Investment Operations	1.86	(3.05)	(1.86)	(1.38)	0.49

Less Distributions:

Dividends from net investment income	—	—	—	—	(0.12)

Distributions from net realized
capital gains	—	—	—	(0.17)	(1.23)

Total Distributions	—	—	—	(0.17)	(1.35)

Net Asset Value, End of Year	$10.25	$ 8.39	$11.44	$13.30	$14.85

Total Return:	22.17%	(26.66)%	(13.98)%	(9.37)%	2.97%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$16,312	$15,456	$25,513	$31,196	$41,928

Ratio of expenses to average net assets	2.07%	2.06%	1.93%	1.87%	1.89%

Ratio of net investment income (loss)
to average net assets	(0.38)%	(0.27)%	(0.21)%	(0.23)%	0.73%

Portfolio turnover rate	140.33%	174.50%	105.62%	61.27%	70.72%

See footnotes on page 26.

Financial Highlights

CLASS C

	Year Ended December 31,
					5/27/99* to
	2003	2002	2001	2000	12/31/99

Per Share Data:

Net Asset Value, Beginning of Period	$8.39	$11.45	$13.32	$14.87	$16.06

Income (Loss) from
Investment Operations:

Net investment loss	(0.03)	(0.03)	(0.03)	(0.04)	(0.01)

Net realized and unrealized gain (loss)
on investments	1.90	(3.03)	(1.84)	(1.34)	(0.07)

Total from Investment Operations	1.87	(3.06)	(1.87)	(1.38)	(0.08)

Less Distributions:

Dividends from net investment income	—	—	—	—	(0.08)

Distributions from net realized capital gains	—	—	—	(0.17)	(1.03)

Total Distributions	—	—	—	(0.17)	(1.11)

Net Asset Value, End of Period	$10.26	$8.39	$11.45	$13.32	$14.87

Total Return:	22.29%	(26.73)%	(14.04)%	(9.36)%	0.64%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$6,671	$6,179	$10,592	$10,388	$4,420

Ratio of expenses to average net assets	2.07%	2.06%	1.93%	1.87%	1.91%†

Ratio of net investment loss to
average net assets	(0.38)%	(0.27)%	(0.21)%	(0.23)%	(0.08)%†

Portfolio turnover rate	140.33%	174.50%	105.62%	61.27%	70.72%††

See footnotes on page 26.

Financial Highlights

CLASS D

	Year Ended December 31,

	2003	2002	2001	2000	1999

Per Share Data:

Net Asset Value, Beginning of Year	$8.39	$11.45	$13.32	$14.87	$15.73

Income (Loss) from
Investment Operations:

Net investment income (loss)	(0.03)	(0.03)	(0.03)	(0.04)	0.11

Net realized and unrealized gain (loss)
on investments	1.89	(3.03)	(1.84)	(1.34)	0.38

Total from
Investment Operations	1.86	(3.06)	(1.87)	(1.38)	0.49

Less Distributions:

Dividends from net investment income	—	—	—	—	(0.12)

Distributions from net realized
capital gains	—	—	—	(0.17)	(1.23)

Total Distributions	—	—	—	(0.17)	(1.35)

Net Asset Value, End of Year	$10.25	$8.39	$11.45	$13.32	$14.87

Total Return:	22.17%	(26.73)%	(14.04)%	(9.36)%	2.97%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$17,800	$18,302	$32,230	$44,469	$72,950

Ratio of expenses to average net assets	2.07%	2.06%	1.93%	1.87%	1.89%

Ratio of net investment income (loss)
to average net assets	(0.38)%	(0.27)%	(0.21)%	(0.23)%	0.73%

Portfolio turnover rate	140.33%	174.50%	105.62%	61.27%	70.72%

See footnotes on page 26.

Financial Highlights

CLASS I					CLASS R

	Year Ended
	December 31,		11/30/01*		4/30/03*
			to		to
	2003	2002	12/31/01		12/31/03

Per Share Data:

Net Asset Value, Beginning of Period	$8.49	11.55$	$11.55		$8.66

Income (Loss) from
Investment Operations:

Net investment income	0.07	0.10	—‡		0.01

Net realized and unrealized gain (loss)
on investments	1.94	(3.07)	0.02		1.77

Total from Investment Operations	2.01	(2.97)	0.02		1.78

Less Distributions:

Dividends from net investment income	(0.06)	(0.09)	(0.02)		(0.02)

Total Distributions	(0.06)	(0.09)	(0.02)		(0.02)

Net Asset Value, End of Period	$10.44	$8.49	$11.55		$10.42

Total Return:	23.72%	(25.82)%	0.17%		20.50%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$3,265	$2,539	$21		$2

Ratio of expenses to average net assets	0.98%	0.92%	0.78	%†	1.58	%†

Ratio of net investment income
to average net assets	0.71%	0.87%	0.83	%†	0.09	%†

Portfolio turnover rate	140.33%	174.50%	105.62	%†††	140.33	%ø

Without management fee waiver:øø

Ratio of expenses to average net assets		0.96%	1.37	%†

Ratio of net investment income
to average net assets		0.83%	0.24	%†

* Commencement of offering of shares.
† Annualized.
†† For the year ended December 31, 1999.
††† For the year ended December 31, 2001.
Ø For the year ended December 31, 2003.
ØØ The Manager, at its discretion, reimbursed certain expenses of Class I shares for certain periods presented.
‡ Less than + or – $0.01.
See Notes to Financial Statements.

Report of Independent Auditors

The Board of Directors and Shareholders,
Seligman Common Stock Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Common Stock Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the Fund’s custodian. An audit also includes assessing the accounting principals used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Common Stock Fund, Inc. as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 20, 2004

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Common Stock Fund is set forth below.

Independent Directors

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

Robert B. Catell (66) 3,4	Chairman and Chief Executive Officer of KeySpan Corporation (diversified
• Director: May 2003	energy, gas and electrical company); Director or Trustee of each of the
to Date	investment companies of the Seligman Group of Funds† (except
• Oversees 60 Portfolios	Seligman Cash Management Fund, Inc.); Director, Alberta Northeast Gas,
in Fund Complex	Ltd., Boundary Gas Inc., Taylor Gas Liquids, Ltd., and The Houston
Exploration Company (oil and gas exploration, development and produc-
tion companies); Edison Electric Institute, New York State Energy
Research and Development Authority, Independence Community Bank,
Business Council of New York State, Inc., New York City Partnership, and
the Long Island Association (business and civic organizations).

John R. Galvin (74) 2,4	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts
• Director: 1995 to Date	University; Director or Trustee of each of the investment companies of
• Oversees 61 Portfolios	the Seligman Group of Funds†; and Chairman Emeritus, American
in Fund Complex	Council on Germany. Formerly, Governor of the Center for Creative
Leadership; Director, Raytheon Co. (defense and commercial electronics)
and USLIFE Corporation (life insurance). From June 1987 to June 1992,
Mr. Galvin was the Supreme Allied Commander, Europe and the
Commander-in-Chief, United States European Command.

Alice S. Ilchman (68) 3,4	President Emerita, Sarah Lawrence College; Director or Trustee of each of
• Director: 1991 to Date	the investment companies of the Seligman Group of Funds†; Director,
• Oversees 61 Portfolios	Jeannette K. Watson Summer Fellowships (summer internships for col-
in Fund Complex	lege students); Trustee, Save the Children (non-profit child-assistance organization) and the Committee for Economic Development; a
Governor of the Court of Governors, London School of Economics; and
Director, Public Broadcasting Service (PBS). Formerly, Chairman, The
Rockefeller Foundation (charitable foundation) and Director, New York
Telephone Company.

Frank A. McPherson (70) 3,4	Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee
• Director: 1995 to Date	Corporation (diversified energy company); Director or Trustee of each of the
• Oversees 61 Portfolios	investment companies of the Seligman Group of Funds†; Director,
in Fund Complex	ConocoPhillips (integrated international oil corporation); Integris Health
(owner of various hospitals); BOK Financial (bank holding company);
Oklahoma Chapter of the Nature Conservancy; Oklahoma Medical Research
Foundation; Boys and Girls Clubs of Oklahoma; Oklahoma City Public
Schools Foundation and Oklahoma Foundation for Excellence in Education.
Formerly, Director, Kimberly-Clark Corporation (consumer products) and the
Federal Reserve System’s Kansas City Reserve Bank.

See footnotes on page 31.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Common Stock Fund is set forth below.

Independent Directors (continued)

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

John E. Merow (74) 2,4	Retired Chairman and Senior Partner, Sullivan & Cromwell LLP (law firm);
• Director: 1970 to Date	Director or Trustee of each of the investment companies of the Seligman
• Oversees 61 Portfolios	Group of Funds†; Director, Commonwealth Industries, Inc. (manufacturer
in Fund Complex	of aluminum sheet products); Director and Treasurer, the Foreign Policy
Association; Director Emeritus, Municipal Art Society of New York;
Trustee and Secretary, the U.S. Council for International Business; Trustee
and Vice Chairman, New York-Presbyterian Healthcare System, Inc.;
Trustee, New York-Presbyterian Hospital; and Member of the American
Law Institute and Council on Foreign Relations.

Betsy S. Michel (61) 2,4	Attorney; Director or Trustee of each of the investment companies of the
• Director: 1984 to Date	Seligman Group of Funds†; Trustee, The Geraldine R. Dodge Foundation
• Oversees 61 Portfolios	(charitable foundation) and World Learning, Inc. (international education-
in Fund Complex	al training). Formerly, Chairman of the Board of Trustees of St. George’s
School (Newport, RI).

Leroy C. Richie (62) 2,4	Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library
• Director: 2000 to Date	of technical standards); Director or Trustee of each of the investment com-
• Oversees 60 Portfolios	panies of the Seligman Group of Funds†(except Seligman Cash
in Fund Complex	Management Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy company) and Infinity, Inc. (oil and gas services and exploration);
Director and Chairman, Highland Park Michigan Economic Development
Corp. Formerly, Trustee, New York University Law Center Foundation; Vice
Chairman, Detroit Medical Center and the Detroit Economic Growth Corp.;
Chairman and Chief Executive Officer, Capital Coating Technologies, Inc.
(applied coating technologies); and Vice President and General Counsel,
Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (71) 3,4	Retired Vice President, Pfizer Inc. (pharmaceuticals); Director or Trustee
• Director: 1980 to Date	of each of the investment companies of the Seligman Group of Funds†.
• Oversees 61 Portfolios	Formerly, Director, USLIFE Corporation (life insurance).
in Fund Complex

James N. Whitson (68) 2,4	Retired Executive Vice President and Chief Operating Officer, Sammons
• Director: 1993 to Date	Enterprises, Inc. (a diversified holding company); Director or Trustee of each
• Oversees 61 Portfolios	of the investment companies of the Seligman Group of Funds†; Director,
in Fund Complex	C-SPAN (cable television network) and CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc.

See footnotes on page 31.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Common Stock Fund is set forth below.

Interested Directors and Principal Officers

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

William C. Morris (65)* [1]	Chairman, J. & W. Seligman & Co. Incorporated, Chairman of the Board
• Director and Chairman	and Director or Trustee of each of the investment companies of the
of the Board:	Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman
1988 to Date	Services, Inc., and Carbo Ceramics Inc. (manufacturer of ceramic prop-
• Oversees 61 Portfolios	pants for oil and gas industry); and Director, Seligman Data Corp.
in Fund Complex	Formerly, Director, Kerr-McGee Corporation (diversified energy company)
and Chief Executive Officer of each of the investment companies of the
Seligman Group of Funds.

Brian T. Zino (51)* [1]	Director and President, J. & W. Seligman & Co. Incorporated; Chief
• Director: 1993 to Date	Executive Officer, President and Director or Trustee of each of the invest-
• President: 1995 to Date	ment companies of the Seligman Group of Funds†; Director, Seligman
• Chief Executive Officer:	Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data
2002 to Date	Corp.; Member of the Board of Governors of the Investment Company
• Oversees 61 Portfolios	Institute; and Chairman, ICI Mutual Insurance Company.
in Fund Complex

Richard R. Schmaltz (63)	Managing Director, J. & W. Seligman & Co. Incorporated; Vice President
• Vice President and	and Portfolio Manager of Tri-Continental Corporation; Vice President and
Portfolio Manager:	Co-Portfolio Manager of Seligman Income and Growth Fund, Inc.; Vice
Dec. 2003 to Date	President of Seligman Portfolios, Inc. and Portfolio Manager of its
Common Stock Portfolio and Co-Portfolio Manager of its Income and
Growth Portfolio. Formerly, Director of Investments, J. & W. Seligman &
Co. Incorporated.

Thomas G. Rose (46)	Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated,
• Vice President:	Seligman Advisors, Inc., and Seligman Data Corp.; Vice President of each
2000 to Date	of the investment companies of the Seligman Group of Funds†, Seligman
Services, Inc. and Seligman International, Inc. Formerly, Treasurer of the
investment companies of the Seligman Group of Funds and Seligman
Data Corp.

Lawrence P. Vogel (47)	Senior Vice President and Treasurer, Investment Companies, J. & W.
• Vice President:	Seligman & Co. Incorporated; Vice President and Treasurer of each of the
1992 to Date	investment companies of the Seligman Group of Funds†; Treasurer,
• Treasurer:	Seligman Data Corp. Formerly, Senior Vice President, Finance,
2000 to Date	J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and
Seligman Data Corp.; Vice President, Seligman Services, Inc. and Vice
President and Treasurer, Seligman International, Inc. and Treasurer,
Seligman Henderson Co.

See footnotes on page 31.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Common Stock Fund is set forth below.

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

Frank J. Nasta (39)	Managing Director, General Counsel and Corporate Secretary, J. & W.
• Secretary:	Seligman & Co. Incorporated; Secretary of each of the investment compa-
1994 to Date	nies of the Seligman Group of Funds†, Seligman Advisors, Inc., Seligman
Services, Inc., Seligman International, Inc. and Seligman Data Corp.
Formerly, Senior Vice President, Law and Regulation, J. & W. Seligman & Co.
Incorporated; and Corporate Secretary, Seligman Henderson Co.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø	The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 23 registered investment companies.
*	Mr. Morris and Mr. Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member: 1 Executive Committee 2 Audit Committee 3 Director Nominating Committee 4 Board Operations Committee

Required Federal Income Tax
Information (unaudited)

Of ordinary dividends paid to shareholders during the Fund’s fiscal year ended December 31, 2003, 100% is eligible for the dividends received deduction for corporations.

For the fiscal year ended December 31, 2003, the Fund designates 100%, or the maximum amount allowable, of its dividend distributions as qualified dividend income.

Glossary of Financial Terms

Capital Gain Distribution — A payment to mutual fund shareholders of profits realized on the sale of securities in a fund’s portfolio.

Capital Appreciation/Depreciation — An increase or decrease in the market value of a mutual fund’s portfolio securities, which is reflected in the net asset value of the fund’s shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding — The change in the value of an investment as shareholders receive earnings on their investment’s earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year’s earnings.

Contingent Deferred Sales Charge (CDSC) — Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

Dividend — A payment by a mutual fund, usually derived from the fund’s net investment income (dividends and interest less expenses).

Dividend Yield — A measurement of a fund’s dividend as a percentage of the maximum offering price or net asset value.

Expense Ratio — The cost of doing business for a mutual fund, expressed as a percent of the fund’s net assets.

Investment Objective — The shared investment goal of a fund and its shareholders.

Management Fee — The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares — Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are “classes” of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers, Inc. (NASD) — A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share — The market worth of one fund share, obtained by adding a mutual fund’s total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price — The price at which a mutual fund’s share can be purchased. The offering price per share is the current net asset value plus any sales charge.

Glossary of Financial Terms

Portfolio Turnover — A measure of the trading activity in a mutual fund’s investment portfolio that reflects how often securities are bought and sold.

Prospectus — The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund’s investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund’s financial highlights.

SEC Yield — SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semian-nual compounding.

Securities and Exchange Commission — The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information — A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return — A measure of a fund’s performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Wash Sale — A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes, but a gain is taxable.

Yield on Securities — For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

Adapted from the Investment Company Institute’s 2002 Mutual Fund Fact Book and the AICPA Audit and Accounting Guide: Audits of Investment Companies dated May 1, 2001.

Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue • New York, NY 10017

General Distributor
Seligman Advisors, Inc.
100 Park Avenue • New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue • New York, NY 10017

General Counsel
Sullivan & Cromwell LLP

Independent Auditors
Deloitte & Touche LLP

For More Information

Important Telephone Numbers
(800) 221-2450	Shareholder Services
(800) 445-1777	Retirement Plan Services
(212) 682-7600	Outside the United States
(800) 622-4597	24-Hour Automated Telephone Access Service

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Common Stock Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

EQCS2 12/03

ITEM 2.  CODE OF ETHICS. As of December 31, 2003, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT. The registrant's board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is
         "independent" as such term is defined in Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES. (a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:

                                             2003            2002
                                         ------------    ------------
         Audit Fees                        $35,676         $34,700
         Audit-Related Fees                      -               -
         Tax Fees                            2,100           2,000
         All Other Fees                      1,897           2,609

         Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for services related to documentation of certain internal control procedures for the registrant and certain other associated investment companies.

         Aggregate fees billed by the registrant's principal accountant for the last two fiscal years for non-audit services provided to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

                                             2003            2002
                                         ------------    ------------
         Audit-Related Fees               $126,130        $135,355
         Tax Fees                            7,500          18,450

         Audit-related fees include amounts for (i) attestation services for the registrant's shareholder service agent; (ii) review of certain internal
         controls  of  such  shareholder   service  agent's   sub-agent;   (iii)
         performance  of  certain  agreed-upon  procedures  relating  to certain services performed by the registrant's distributor;  and (iv) actuarial services  provided prior to May 6, 2003 to the registrant's  investment adviser and  shareholder  service  agent (such  services were no longer permitted to be performed for the  shareholder  service agent after May
         5, 2003).  Tax fees  include  amounts  related to tax  compliance,  tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant's shareholder service agent.

         (e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant's independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant's principal accountant for the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser's affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

         The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

         Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

         (2) No services included in (b) - (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule
         2-01 of Regulation S-X.

         (f) Not applicable.

         (g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser
         (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $137,627 and $158,414, respectively.

         (h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.
         Not applicable

ITEM 6.  [RESERVED]

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
         CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
         Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

         (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

 ITEM 10. EXHIBITS.
          (a)(1)   Code of Ethics for Principal Executive and Principal
                   Financial Officers

          (a)(2)   Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the
                   Investment Company Act of 1940.

          (b)      Certifications of chief executive officer and chief
                   financial officer as required by Rule 30a-2(b) under the
                   Investment Company Act of 1940.

                                       2

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN COMMON STOCK FUND, INC.

By:      /S/ BRIAN T. ZINO
         Brian T. Zino
         President and Chief Executive Officer

Date:    March 5, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

By:      /S/ BRIAN T. ZINO
         Brian T. Zino
         President and Chief Executive Officer

Date:    March 5, 2004

By:      /S/LAWRENCE P. VOGEL
         Lawrence P. Vogel
         Vice President, Treasurer and Chief Financial Officer

Date:    March 5, 2004

SELIGMAN COMMON STOCK FUND, INC.

EXHIBIT INDEX

    (a)(1)   Code of Ethics for Principal Executive and Principal Financial
             Officers

    (a)(2)   Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the
             Investment Company Act of 1940.

    (b)      Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company
             Act of 1940.